Yorkville America Next Generation Memory Index ETF

PROSPECTUS
August 28, 2026

This prospectus describes the Yorkville America Next Generation Memory Index ETF (the “Fund”) which is authorized to offer one class of shares by this prospectus.

Fund	Ticker	Principal U.S. Listing Exchange
Yorkville America Next Generation Memory Index ETF	NRAM	NYSE Arca, Inc. and NYSE Texas, Inc.

The U.S. Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Yorkville America Next Generation Memory Index ETF

Investment Objective

The Yorkville America Next Generation Memory Index ETF (the "Fund") seeks investment results that, before fees and expenses, correspond generally to the price performance of the YA MarketVector Next Generation Memory Index.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee(1)	0.60%
Distribution (12b-1) and Service Fees	0.00%
Other Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.60%
(1)Under the Investment Advisory Agreement, Yorkville America Equities, LLC (the “Adviser”), at its own expense and without reimbursement from the Fund, pays all of the expenses of the Fund, excluding the advisory fees, interest expenses, taxes, acquired fund fees and expenses, brokerage commissions and any other portfolio transaction-related expenses and fees arising out of transactions effected on behalf of the Fund, credit facility fees and expenses, including interest expenses, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.
(2)Other Expenses are estimated for the Fund’s initial fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Name of Fund	1 Year	3 Years
Yorkville America Next Generation Memory Index ETF	$61	$192

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. As of the date of this Prospectus, the Fund has not yet commenced operations and therefore does not have any portfolio turnover information available.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing in the equity securities and other investments that provide exposure to the issuers comprising the YA MarketVector Next Generation Memory Index (the "Underlying Index"). The Fund employs a passive investment strategy designed to track, before fees and expenses, the performance of the Underlying Index. Unlike an actively managed fund, the Adviser does not seek to outperform the Underlying Index or take defensive positions during periods of market volatility. Instead, the Fund seeks to replicate the investment performance of the Underlying Index as closely as practicable.

Information About the Underlying Index

The Underlying Index is a rules-based equity index designed to measure the performance of companies whose principal business activities are associated with the design, development, manufacturing, and supply of physical memory, including advanced semiconductor memory technologies. The Underlying Index is based on the premise that memory architecture represents one of the most important areas of innovation within the semiconductor industry. Increasing computational demands associated with artificial intelligence, cloud computing, high-performance computing, autonomous systems, industrial automation, aerospace and defense applications, and next-generation electronics continue to drive demand for memory technologies that are faster, more durable, more energy efficient, and capable of storing increasing volumes of information. Accordingly, the Underlying Index seeks to identify companies whose principal business activities are aligned with these long-term secular trends through the application of objective eligibility criteria established under the Index methodology. The Underlying Index employs a thematic classification methodology that identifies companies with significant exposure to memory semiconductors and related products and services based on revenue derived from eligible business activities.

To be eligible for inclusion in the Underlying Index, a company must derive at least 50% ("Dedicated Memory Companies") (25% for the initial index components - such companies "Diversified Memory Companies") of its revenue from memory semiconductors, memory intellectual property, and data storage, including the following products and services: dynamic random-access memory (DRAM), including high-bandwidth memory (HBM); static random access memory (SRAM); NAND and NOR flash memory; non-volatile memory, including MRAM, ReRAM, and phase-change memory; memory and interface intellectual property and licensing; memory and storage controllers; memory modules, solid-state drives, and removable storage; hard disk drives and storage media; spintronics.
Only common equity securities and securities with similar characteristics from financial markets that are freely investable for foreign investors and that provide real-time historical component and currency pricing are eligible for inclusion in the Underlying Index. Companies included in the Underlying Index must be listed on eligible developed or emerging market securities exchanges, subject to exclusions for certain markets deemed difficult to access. Eligible companies also must satisfy specified investability requirements, including minimum free float, market capitalization, trading liquidity and trading volume thresholds. For newly eligible constituents, companies generally must have a minimum free float of 10%, a full market capitalization of at least $150 million, an average daily trading value of at least $1 million over the preceding three consecutive quarters and an average monthly trading volume of at least 250,000 shares over the preceding three consecutive quarters. Existing constituents are subject to somewhat lower investability thresholds in order to reduce unnecessary index turnover. The Underlying Index is expected to consist of approximately 20 constituents.
The Underlying Index utilizes a float-adjusted market capitalization weighting methodology. Constituents are weighted in proportion to their float-adjusted market capitalization, subject to a maximum constituent weight of 15% for Dedicated Memory Companies. Diversified Memory Companies included in the initial Underlying Index components will be capped at 4.5% of the Underlying Index. The Underlying Index is reviewed, reconstituted and rebalanced quarterly. Only Dedicated Memory Companies may be added to the Underlying Index after inception. The Underlying Index includes issuers located in both developed and emerging market countries.

The YA MarketVector Next Generation Memory Index is sponsored by MarketVector (the "Index Provider"), which is an organization that is independent of, and unaffiliated with, the Fund, Yorkville America Equities, LLC, the investment adviser for the Fund (the "Adviser"), and Tidal Investments, LLC, the sub-adviser for the Fund. The Index Provider maintains and publishes, or designates a third-party calculation agent to publish, information regarding the market value of the YA MarketVector Next Generation Memory Index. Neither the Adviser nor its affiliates have any ability to select YA MarketVector Next Generation Memory Index constituents or change the YA MarketVector Next Generation Memory Index methodology.

Implementation of the Fund's Investment Process

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities and other investments that provide exposure to the issuers comprising the Underlying Index, including swaps. The Fund's 80% investment policy may be changed only upon at least sixty (60) days' prior written notice to shareholders.

The Fund generally employs a replication strategy, meaning that it will invest in substantially all of the securities comprising the Underlying Index in approximately the same weightings as the Underlying Index. However, under certain circumstances, including when securities become temporarily unavailable, are difficult to purchase, or when the Adviser believes doing so will improve the Fund's ability to track the Underlying Index, the Fund may utilize representative sampling. Representative sampling is an indexing strategy that involves investing in a representative sample of securities that collectively have investment characteristics similar to those of the Underlying Index.

The Fund is non-diversified under the Investment Company Act of 1940, as amended. The Fund will concentrate its investments (i.e., have 25% or more of the Fund’s assets in any one industry or group of industries) to the same extent that the Underlying Index is concentrated. As of the date of this prospectus, the Underlying Index is concentrated in the semiconductor, semiconductor equipment, electronic components, and information technology industries.

The Fund seeks to gain exposure to the companies included in the Underlying Index primarily through investments in equity securities of U.S. and non-U.S. issuers comprising the Underlying Index. Equity securities include common stocks, preferred stocks, and ordinary shares (or similar equity interests that are not debt securities). The Fund will also invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") exchange-traded products ("ETPs"), including exchange-traded funds ("ETFs"), and other investment companies that provide exposure to one or more Underlying Index constituents or substantially similar investments when the Adviser believes such investments will improve the Fund's ability to track the performance of the Underlying Index or facilitate efficient portfolio management. The Fund will also use swaps to gain exposure to particular issuers in the event the Fund cannot invest directly in the issuer or when the Adviser determines that gaining exposure through swaps is more efficient than investing directly in the issuer’s equity securities.

The Fund will seek to gain exposure to certain newly issued Regulation S securities through investments in Yorkville America Next Generation Memory Index (Cayman) Portfolio S.P., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Regulation S securities are securities of U.S. and non-U.S. issuers that are offered outside the United States without registration with the Securities and Exchange Commission ("SEC") pursuant to Regulation S under the Securities Act of 1933, as amended.

The Subsidiary is advised by Yorkville and pursues the same investment objective and substantially similar investment strategies as the Fund. Unlike the Fund, the Subsidiary may invest without limitation in Regulation S securities. The Fund’s investment in the Subsidiary is intended to provide efficient access to certain investment opportunities that may be unavailable or less efficiently accessed through direct investment by the Fund. Except as otherwise noted in this Prospectus, references to the Fund’s investments, investment strategies and risks include the investments, investment strategies and risks of the Subsidiary.

The Fund may invest in derivative instruments, including futures contracts, options, swap agreements and other instruments that provide exposure to one or more Underlying Index constituents or to the Underlying Index itself, when the Adviser believes such investments will improve the Fund's ability to track the performance of the Underlying Index, facilitate cash management, manage portfolio transitions or otherwise support efficient portfolio management.

The Fund's holdings will also include cash or cash-equivalent positions, short-term U.S. Government securities, or other collateral or liquidity instruments to support the implementation of derivative positions and to facilitate portfolio management, cash management, or the creation and redemption process.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. The principal risks affecting shareholders’ investments in the Fund are set forth below. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any government agency. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Fund’s Investments.” Each risk summarized below is considered a principal risk of investing in the Fund, regardless of the order in which it appears.

Market Risk. The Fund’s investments are subject to changes in general economic conditions, overall market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and the prices of securities may decline due to factors affecting securities markets generally or particular industries represented in the markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness, social unrest, natural disasters or other events could have a significant negative impact on the Fund and its investments.

Semiconductor and Technology Industry Risk. Universal Memory Ecosystem Companies are generally in the semiconductor and/or technology industries, which are subject to rapid technological change, product obsolescence, short product cycles, pricing pressure, high research and development costs and significant capital expenditures. These companies face intense competition and may be highly dependent on intellectual property, supply chain stability and manufacturing capacity. Semiconductor companies may be particularly sensitive to supply and demand imbalances, inventory corrections, capacity expansions and contractions, and changes in end-market demand. The performance of companies in this industry may be highly volatile.

Universal Memory Ecosystem Risk. The Fund's investments are focused on companies that the Adviser believes are connected to the development, commercialization, manufacture, deployment, or adoption of advanced memory technologies and related infrastructure. As a result, the Fund's performance may be significantly affected by developments impacting the semiconductor and memory technology industries. Companies involved in advanced memory technologies may face intense competition, rapid technological change, evolving industry standards, intellectual property disputes, supply chain disruptions, regulatory challenges, and changing customer demand. Many emerging memory technologies are still developing and may not achieve commercial success, widespread adoption, or expected levels of market acceptance. If advanced memory technologies fail to develop as anticipated, are replaced by competing technologies, or experience slower-than-expected adoption, companies in which the Fund invests may be adversely affected. Because the Fund's investments may be concentrated in a relatively narrow segment of the technology market, the Fund may experience greater volatility and be more susceptible to adverse economic, market, industry, or technological events than a fund with broader investment exposure.

Memory Semiconductor Risk (DRAM/NAND/HBM). Companies exposed to memory semiconductors, including DRAM, NAND and high-bandwidth memory (“HBM”), are often affected by cyclical pricing, rapid shifts in supply and demand conditions and customer concentration. Periods of oversupply may result in significant pricing declines and margin compression. Growth in HBM and other advanced memory technologies may depend on adoption of specific compute architectures, packaging technologies and the pace of artificial intelligence infrastructure deployment. If demand for AI-driven computing or related technologies slows or fails to meet expectations, companies exposed to HBM and related memory products may be adversely affected.

Memory/Semiconductor Industry Regulatory Risk. The Fund invests in companies engaged in the semiconductor, memory, and data storage industries, which are subject to significant and evolving regulatory requirements in the United States and abroad. Government actions, including export controls, import restrictions, sanctions, tariffs, investment screening, licensing requirements, and other trade or national security measures, may restrict the ability of portfolio companies to manufacture, sell, or source semiconductor products, memory chips, manufacturing equipment, software, intellectual property, or related technologies. Such measures may limit access to important customers, suppliers, or manufacturing capacity, increase operating costs, disrupt global supply chains, delay product development, or reduce revenues and profitability. In addition, governments may adopt industrial policies, subsidies, local content requirements, or other regulations that alter competitive dynamics within the semiconductor industry. Regulatory actions or changes in trade policy may adversely affect the financial condition, operating results, or market value of companies in which the Fund invests, which could cause the Fund to lose value.

Passive Investment Risk. Because the Fund seeks to track the Underlying Index, the Adviser generally will not sell a security solely because the security's issuer is experiencing financial difficulty or because the Adviser believes the security is overvalued. Accordingly, the Fund may hold securities that are declining in value or underperforming the broader market.

Index Methodology Risk. The Fund seeks to track the Underlying Index, which is constructed using rules established by the Index Provider. There can be no assurance that the Index methodology will successfully identify companies expected to benefit from the continued growth and development of the universal memory ecosystem or achieve its intended investment objective.

Tracking Error Risk. As with all index funds, the performance of the Fund and the Underlying Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Underlying Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Underlying Index.

Equity Securities Risk. The Fund invests primarily in equity securities, which are subject to market risks that may cause their prices to fluctuate over time. The value of equity securities may decline due to general market conditions, economic trends or factors affecting specific issuers or industries. Equity markets historically have experienced periods of significant volatility.

Micro-, Small- and Mid-Capitalization Company Risk. The Fund may invest in companies of any market capitalization, including micro-, small- and mid-capitalization companies. These companies may be more volatile, less liquid and more susceptible to adverse developments than larger companies. They may have more limited product lines, operating histories and financial resources.

Foreign Securities Risk. The Fund may invest in securities of non-U.S. issuers. Investments in foreign securities involve risks not typically associated with U.S. securities, including differences in accounting standards, less publicly available information, less liquidity, political instability, economic uncertainty, and potential government intervention. Foreign markets may be more volatile than U.S. markets.

Emerging Markets Risk. The Fund will invest in companies located in emerging market countries. Investments in emerging markets involve greater risks than investments in developed markets and may be subject to greater political, economic, legal, regulatory, and social uncertainties. Emerging market securities may be more volatile, less liquid, and more difficult to value than securities issued by companies in developed markets. Emerging market countries also may experience greater inflation, currency fluctuations, market disruptions, and government intervention than developed countries.

Currency Risk. Because the Fund invests in foreign securities, changes in the value of foreign currencies relative to the U.S. dollar may adversely affect the value of the Fund's investments and returns. Currency exchange rates may fluctuate significantly over short periods of time due to changes in interest rates, inflation, government intervention, political developments, trade policies, or other economic factors. Even if the value of a foreign security increases in its local currency, the Fund's return may decline if the applicable foreign currency depreciates relative to the U.S. dollar.

Depositary Receipts Risk. Depositary receipts, including ADRs and GDRs, are subject to many of the risks associated with investing directly in foreign securities, including political and currency risks. Depositary receipts may not track the price of the underlying foreign securities perfectly.

Derivatives Risk. Derivatives are financial instruments that derive value from the underlying reference asset or assets, such as stocks, bonds, or funds (including ETFs), interest rates or indexes. Investing in derivatives may be considered aggressive and may expose the Fund to greater risks, and may result in larger losses or small gains, than investing directly in the reference assets underlying those derivatives, which may prevent the Fund from achieving its investment objective.

The Fund expects to use swap agreements to achieve its investment objective. The Fund’s investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, higher price volatility, lack of availability, counterparty, liquidity, valuation, and legal restrictions. The performance of a derivative may not track the performance of its reference asset, including due to fees and other costs associated with it. Because derivatives often require only a limited initial investment, the use of derivatives may expose the Fund to losses in excess of the amount initially invested. As a result, the value of an investment in the Fund may change quickly and without warning. Additionally, any financing, borrowing or other costs associated with using derivatives may also have the effect of lowering the Fund’s return. Such costs may increase as interest rates rise.

Swap Agreements. Swap agreements are entered into with financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a reference asset. Swap agreements are generally traded over-the-counter, and therefore, may not receive as much regulatory protection as exchange-traded instruments, which may expose investors to significant losses.

The Fund will be subject to regulatory constraints relating to the level of value at risk that the Fund may incur through its derivatives portfolio. To the extent the Fund exceeds these regulatory thresholds over an extended period, the Fund may determine that it is necessary to make adjustments to the Fund’s investment strategy and the Fund may not achieve its investment objective. To the extent that the Fund exceeds the level of value at risk for an extended period, the Fund may amend and/or supplement its prospectus as promptly as feasible under the particular circumstances to include appropriate adjustments to its investment strategy and if necessary, the Fund’s name.

ETF Investing Risk. The Fund may invest in other ETFs and, to the extent that it does, the Fund will be subject to the risks associated with those ETFs and the securities held by those ETFs. These risks include investment risk related to the underlying portfolio holdings, as well as structural risks of ETFs, such as market price fluctuations, trading at prices above or below net asset value, limited secondary market liquidity, and potential trading halts. Investments in ETFs also involve the layering of expenses, as shareholders of the Fund will indirectly bear a portion of the operating expenses of any ETF in which the Fund in addition to the Fund's own expenses. The performance of the Fund may be adversely affected by the performance of the Underlying ETF and its portfolio investments.

ETF Trading Risk. Shares of the Fund are listed for trading on an exchange and may be bought and sold in the secondary market at market prices. The market price of Shares may be above (premium) or below (discount) the Fund’s net asset value (“NAV”). There can be no guarantee that an active trading market for Shares will develop or be maintained, or that the Shares will trade with any volume, or at all.

Regulation S Securities Risk. Regulation S securities are securities offered outside the United States without registration with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S securities may be subject to legal, contractual or market restrictions on resale and therefore may be less liquid than publicly traded securities. Although Regulation S securities may be resold in privately negotiated transactions, the price realized in such transactions may be lower than the price originally paid by the Fund.

Issuers of Regulation S securities may not be subject to the same disclosure, reporting, governance or investor protection requirements applicable to issuers of publicly registered securities. As a result, information regarding such issuers may be more limited, less current or less transparent than information available for publicly traded issuers. Investments in Regulation S securities may involve greater valuation uncertainty, liquidity risk, credit risk and market risk than investments in publicly traded securities and may result in substantial losses.

To the extent the Fund obtains exposure to Regulation S securities through its investment in the Subsidiary, the Fund will be subject indirectly to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended, and therefore is not subject to all of the investor protections of that Act.

Subsidiary Risk. By investing through the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of that Act. Changes in Cayman Islands law, U.S. tax law or regulatory guidance could adversely affect the Fund’s ability to operate through the Subsidiary and could negatively affect Fund shareholders.

ETF Risks. The Fund is an exchange-traded fund, and, as a result of an ETF’s structure, it is exposed to the following risks:

•Authorized Participants, Market Makers, and Liquidity Providers Limitation Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

•Cash Redemption Risk. The Fund intends to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility and volatility in the Fund’s portfolio holdings, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•Trading. Although Shares are listed for trading on a national securities exchange, and may be traded on other U.S. exchanges, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Fund Shares.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended. This means it has the ability to invest a relatively high percentage of its assets in the securities of a small number of issuers or in financial instruments with a single counterparty or a few counterparties. This may increase the Fund’s volatility and increase the risk that the Fund’s performance will decline based on the performance of a single issuer or the credit of a single counterparty and make the Fund more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

Concentration Risk. To the extent the Underlying Index concentrates in an industry or group of Industries, the Fund will also be concentrated in such industry or group of industries. In this regard, the Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund’s investments are focused in the securities or other assets of one or more issuers, countries or other geographic units, markets, industries, project types, or asset classes.

New Adviser Risk. The Adviser is a recently formed investment adviser and has not previously served as an adviser to an exchange-traded fund. Although the Adviser's principals, affiliates, and the Fund's portfolio managers have substantial experience managing pooled investment vehicles and implementing comparable investment processes, the Adviser is a new entity with limited operating history, which may create risks. As a newly established adviser, the Adviser may have limited resources, personnel, or operational infrastructure relative to more established firms, which could adversely affect its ability to implement the Fund's investment strategy, monitor counterparties and service providers, or respond effectively to market, operational, or regulatory challenges. There can be no assurance that the Adviser's systems, policies, procedures, or internal controls will operate as intended in the ETF context, or that the Adviser will successfully manage the Fund in all market conditions. The Fund may be negatively impacted if the Adviser is unable to scale its operations, retain key personnel, or develop and maintain the capabilities necessary to support the Fund's ongoing activities.

New Fund Risk. As of the date of this prospectus, the Fund has no operating history and currently has fewer assets than larger funds. Like other new funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Performance History

The Fund is new and does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance before and after taxes is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund, including its current NAV per share, is available by calling toll-free (201) 985-8300.

Investment Adviser and Sub-Adviser

Yorkville America Equities, LLC (the “Adviser”) is the investment adviser to the Fund.

Tidal Investments, LLC (the “Trading Sub-Adviser”) is the sub-adviser to the Fund.

Portfolio Manager

Andy Hicks, Senior Vice President of Trading for the Sub-Adviser, and Kimberly Chan is a Vice President of Trading and Portfolio Management for the Sub-Adviser have been portfolio managers of the Fund sine its inception in 2026.

Purchase and Sale of Fund Shares

The Fund will issue (or redeem) shares to certain institutional investors (typically market makers or other broker-dealers) only in large blocks of at least 10,000 shares known as “Creation Units.” Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities and/or cash. Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund throughout the trading day like any publicly traded security. The Fund’s shares are listed on the NYSE Arca, Inc. and the NYSE Texas, Inc. (each the “Exchange”). The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares through a broker, most investors will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered prices in the secondary market for shares. Except when aggregated in Creation Units, the Fund's shares are not redeemable securities. Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.yorkvilleamerica.com.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals generally will be taxed.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS

The Yorkville America Next Generation Memory Index ETF’s (the “Fund”) investment objective is described in the summary section for the Fund. The summary section also describes the Fund’s principal investment strategies, including the types of securities in which the Fund invests, and the principal risks of investing in the Fund. The principal investment strategies are not the only investment strategies available to the Fund, but they are the ones the Fund primarily uses to achieve its investment objective.

The Fund’s investment objectives may be changed by the Board of Trustees (the “Board”) of Yorkville America Investment Trust (the “Trust”) without shareholder approval upon 60 days’ written notice to shareholders.

ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by APs and only in aggregations of a specified number of shares Creation Units. Also, unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

ADDITIONAL INFORMATION ABOUT RISK

It is important that you closely review and understand the risks of investing in the Fund. The principal risks of investing in the Fund are described in the “Principal Risks” section in the Fund Summary above. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective.

The Fund seeks to track the performance of the YA MarketVector Next Generation Memory Index, which is designed to measure the performance of companies whose principal business activities are associated with the "Universal Memory Ecosystem," which consists of companies involved in the development, manufacture, commercialization, deployment, licensing, enablement, or adoption of advanced semiconductor memory technologies and the infrastructure necessary to support their growth. As a result, the Fund may be subject to greater volatility than funds with broader investment mandates, and performance may be closely tied to trends affecting memory semiconductors, advanced packaging technologies, artificial intelligence infrastructure, data center demand and related end markets.

The Fund is classified as non-diversified and may invest a significant portion of its assets in a limited number of issuers. Accordingly, the Fund may be more sensitive to the performance of a smaller number of issuers and to developments affecting the semiconductor and technology industries.

The Underlying Index employs objective rules that include thematic eligibility requirements based on revenue derived from eligible memeory-related business activities, which include memory semiconductors, memory intellectual property, and data storage, including the following products and services: dynamic random-access memory (DRAM), including high-bandwidth memory (HBM), static random access memory (SRAM) , NAND and NOR flash memory, non-volatile memory, including MRAM, ReRAM, and phase-change memory, memory and interface intellectual property and licensing, memory and storage controllers, memory modules, solid-state drives, and removable storage, hard disk drives and storage media, together with specified investability criteria. As a result, the Fund may exclude companies that participate in the Universal Memory Ecosystem but do not satisfy the Index methodology. Similarly, companies included in the Underlying Index may fail to benefit from the continued growth of the Universal Memory Ecosystem or may underperform despite satisfying the Index's selection criteria.

The Fund invests in companies listed on developed and emerging market exchanges and, therefore, is subject to the risks associated with investments in foreign and emerging market securities, including political and economic risks, currency fluctuations, differing regulatory standards, and less liquid markets.

The Fund employs a passive investment strategy designed to track the performance of the Underlying Index. Accordingly, the Adviser generally will not attempt to reduce the Fund's exposure to declining securities or take defensive positions during adverse market conditions, and the Fund's performance may be adversely affected by declines in the securities comprising the Underlying Index.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Cyber Security Risk. The Fund is susceptible to operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through hacking or malicious software coding but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the issuers of securities in which the Fund invests or the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, can also subject the Fund to many of the same risks associated with direct cyber security breaches. Although the Fund has established risk management systems designed to reduce the risks associated with cyber security, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third-party service providers.

MANAGEMENT

The Investment Adviser. Yorkville America Equities, LLC (the “Adviser”), 1012 Springfield Avenue, Mountainside, New Jersey 07092, is the investment adviser for the Fund. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is a Florida limited liability company and was organized in 2025.

Under the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund (the “Investment Advisory Agreement”), the Adviser is responsible for the day-to-day management of the Fund's investments. The Adviser also: (i) furnishes the Fund with office space and certain administrative services; (ii) provides guidance and policy direction in connection with its daily management of the Fund’s assets, subject to the authority of the Board; and (iii) is responsible for oversight of the Sub-Adviser. For its services, the Adviser is entitled to receive an annual management fee calculated daily and payable monthly, at the annual rate of 0.60% of the Fund’s average daily net assets.

The Sub-Adviser. The Adviser has retained Tidal Investments, LLC (the “Trading Sub-Adviser”), an investment adviser registered with the SEC, to provide sub-advisory services for the Fund. The Trading Sub-Adviser is responsible for handling the day-to-day management of the Fund’s trading process, which includes Creation and/or Redemption basket processing. The Trading Sub-Adviser does not select investments for the Fund’s portfolio. The Trading Sub-Adviser, which has its principal office at 898 N. Broadway, Suite 2, Massapequa, New York 11758, was formed in 2012 and provides investment advisory, investment research, and portfolio construction services to ETF clients. For its services, the Trading Sub-Adviser is paid a sub-advisory fee by the Adviser. Please see the SAI for a description of the sub-advisory fee.

A discussion regarding the basis for the Board approving the Investment Advisory Agreement and Sub-Advisory Agreement for the Fund will be available in the Fund's report filed on Form N-CSR once that report is available.

The Portfolio Manager

Sub-Adviser Portfolio Managers

Mr. Andy Hicks, portfolio manager, is jointly responsible for the Sub-Adviser’s management functions for the Fund. Mr. Hicks serves as SVP of Trading for the Adviser, having joined the Adviser in 2025. Mr. Hicks previously served as Director of ETF Portfolio Management, Trading, and Research at SS&C ALPS Advisors for over ten years. Prior to SS&C ALPS Advisors, Mr. Hicks held roles as a Senior Equity Trader and Research Analyst with Virtus Investment Partners, specializing in equity and ETF trading, and a head equity trader for SCM Advisors. With over 20 years of experience, Mr. Hicks holds an accounting/ finance degree from Miami University (Ohio) and an MBA in Finance from the University of Colorado – Denver.

Ms. Kimberly Chan is a Vice President of Trading and Portfolio Management at Tidal. Prior to joining Tidal, Ms. Chan was a Portfolio Manager at Global X ETFs for five years, where she managed the Global X Thematic Equity Suite of index funds. Previously, she was a Trader at Credit Agricole CIB and an Investment Analyst at MetLife Investments.

Manager-of-Managers Structure

The Adviser and the Trust have been granted an exemptive order from the SEC that will allow the Fund to operate in a “manager of managers” structure whereby the Adviser, as the Fund’s investment adviser, can appoint and replace both wholly owned and unaffiliated sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Fund will, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring. The SEC exemptive order will provide the Fund with greater efficiency and without incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements with such sub-advisers.

The use of the Manager of Managers Structure with respect to the Fund is subject to certain conditions that are set forth in the SEC exemptive order. Under the Manager of Managers Structure, the Adviser will have the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination, and replacement. The Adviser will also, subject to the review and approval of the Board: set the Fund’s overall investment strategy; evaluate, select and recommend sub-advisers to manage all or a portion of the Fund’s assets; and implement procedures reasonably designed to ensure that each sub-adviser complies with the Fund’s investment objective, policies and restrictions. Subject to the review of the Board, the Adviser will allocate and, when appropriate, reallocate the Fund’s assets among sub-advisers and monitor and evaluate the sub-advisers’ performance.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership in the Fund.

The Trust

The Fund is a non-diversified series of the Yorkville America Investment Trust, an open-end management investment company organized as a Ohio business trust on October 8, 2025. The Board supervises the operations of the Fund according to applicable state and federal law, and the Board is responsible for the overall management of the Fund’s business affairs.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI. Complete holdings are published on the Fund’s website on a daily basis. Please visit the Fund’s website at www.yorkvilleamerica.com. In addition, the Fund’s complete holdings (as of the dates of such reports) are available in reports on Form N-PORT and Form N-CSR filed with the SEC.

DISTRIBUTION (12B-1) PLAN

The Board has adopted a Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services.

No Rule 12b-1 fees are currently paid by the Fund, and there are no current plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

HOW TO BUY AND SELL SHARES

Most investors will buy and sell shares of the Fund through broker-dealers at market prices. Shares of the Fund are listed for trading on the Exchange and on the secondary market during the trading day and can be bought and sold throughout the trading day like other shares of publicly traded securities. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. Shares of the Fund are traded under the trading symbol NRAM.

When buying or selling shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

The NAV of the Fund’s shares is calculated at the close of regular trading on the Exchange, generally 4:00 p.m. New York time, on each day the Exchange is open. The NAV of the Fund’s Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of Shares outstanding of the Fund.

In calculating its NAV, the Fund generally values its assets on the basis of market quotations, last sale prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments.

Fair value pricing is used by the Fund when market quotations are not readily available or are deemed to be unreliable or inaccurate based on factors such as evidence of a thin market in the security or a significant event occurring after the close of the market but before the time as of which the Fund’s NAV is calculated. When fair-value pricing is employed, the prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities.

APs may acquire shares directly from the Fund, and APs may tender their shares for redemption directly to the Fund, at NAV per share only in large blocks, or Creation Units, of at least 10,000 shares. Purchases and redemptions directly with the Fund must follow the Fund’s procedures, which are described in the SAI.

Under normal circumstances, the Fund will pay out redemption proceeds to a redeeming AP within two (2) days after the AP’s redemption request is received, in accordance with the process set forth in the Fund’s SAI and in the agreement between the AP and the Fund’s distributor. However, the Fund reserves the right, including under stressed market conditions, to take up to seven (7) days after the receipt of a redemption request to pay an AP, all as permitted by the 1940 Act. The Fund anticipates regularly meeting redemption requests primarily in cash, although the Fund reserves the right to pay all or portion of the redemption proceeds to an AP in-kind. Cash used for redemptions will be raised from the sale of portfolio assets or may come from existing holdings of cash or cash equivalents.

The Fund may liquidate and terminate at any time without shareholder approval.

Book Entry
Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares and is recognized as the owner of all shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or “street name” form.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs, and the vast majority of trading in shares occurs on the secondary market. Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, those trades could result in dilution to the Fund and increased transaction costs, which could negatively impact the Fund’s ability to achieve its investment objective. However, direct trading by APs is critical to ensuring that shares trade at or close to NAV. The Fund also employs fair valuation pricing to minimize potential dilution from market timing. In addition, the Fund imposes transaction fees on purchases and redemptions of shares to cover the custodial and other costs incurred by the Fund in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Trust has determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the shares.

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day’s next calculated NAV. The Fund currently intends to create and redeem Creation Units in cash. Satisfying redemptions in cash may result in the Fund selling portfolio securities to obtain cash to meet net Fund redemptions which can have an adverse tax impact on taxable shareholders. These sales may generate taxable gains for the ongoing shareholders of the Fund. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on the Fund’s portfolio that could arise from frequent cash redemption transactions. In the event that the Fund redeems Creation Units in-kind, the shares’ in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, the Fund will distribute any net investment income and any net realized capital gains annually. The Fund may also pay a special distribution at the end of a calendar year to comply with U.S. federal income tax requirements.

No dividend reinvestment service is provided by the Fund. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

Taxes
As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

-A Fund makes distributions,
-You sell your shares listed on the Exchange, and
-You purchase or redeem Creation Units.

Taxes on Distributions
Distributions from the Fund’s net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that the Fund’s dividends attributable to its “qualified dividend income” (e.g., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other requirements), if any, generally are subject to U.S. federal income tax for U.S. non-corporate shareholders who satisfy those restrictions with respect to their shares at the rate for net capital gain. A part of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to U.S. corporations subject to similar requirements. However, dividends a U.S. corporate shareholder deducts pursuant to that deduction are subject indirectly to the U.S. federal alternative minimum tax. A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses affect the Fund’s performance.

In general, distributions received from the Fund are subject to U.S. federal income tax when they are paid, whether taken in cash or reinvested in the Fund (if that option is available). Distributions reinvested in additional shares through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the shares in a Fund.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund’s NAV per share and may be taxable to you as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

The Fund is required to backup withhold twenty-four percent (24%) of your distributions and redemption proceeds if you have not provided the Fund with a correct Social Security number for individual(s) in the required manner and in certain other situations.

Taxes on Exchange-Listed Share Sales
Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger’s aggregate basis in the securities surrendered plus any cash it pays. An Authorized Participant who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash received. The Internal Revenue Service (“Service”), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales” or for other reasons. Persons exchanging securities should consult their own tax adviser with respect to whether the wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Creation Units have been held for more than one year and as short-term capital gain or loss if the Creation Units have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Creation Units you purchased or sold and at what price. See “Taxes” in the SAI for a description of the requirement regarding basis determination methods applicable to share redemptions (including redemptions of Creation Units) and the Fund’s obligation to report basis information to the Service.

At the time that this prospectus is being prepared, various administrative and legislative changes to the U.S. federal tax laws are under consideration, but it is not possible at this time to determine whether any of these changes will take place or what the changes might entail.

The foregoing discussion summarizes some of the possible consequences under current U.S. federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax adviser about the potential tax consequences of an investment in the shares under all applicable tax laws. See “Taxes” in the SAI for more information.

FUND SERVICE PROVIDERS

Commonwealth Fund Services, Inc. (the “Co-Administrator”) is the Fund's Co-Administrator. The firm is primarily in the business of providing administrative services to retail and institutional mutual funds and exchange-traded funds.

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) serves as the Fund's fund accountant, co-administrator, and it provides certain other services to the Fund not provided by the Co-Administrator. U.S. Bancorp is primarily in the business of providing administrative, fund accounting services to retail and institutional exchange-traded funds and mutual funds.

As transfer agent, U.S. Bancorp, has, among other things, agreed to: issue and redeem shares of the Fund; make dividend and other distributions to shareholders of the Fund; effect transfers of shares; mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; facilitate the electronic delivery of shareholder statements and reports; and maintain shareholder accounts.

U.S. Bank N.A. acts as custodian for the Fund. As such, U.S. Bank N.A. holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Trust. U.S. Bank N.A. does not exercise any supervisory function over management of the Fund, the purchase and sale of securities, or the payment of distributions to shareholders.

PINE Distributors, LLC (the “Distributor”) serves as the Distributor of Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares.

Practus, LLP serves as legal counsel to the Trust and the Fund.

KPMG LLP serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

OTHER INFORMATION

Continuous Offering
The method by which Creation Units of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of shares are issued and sold by the Fund on an ongoing basis, a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells the shares directly to customers or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not “underwriters” but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the shares that are part of an overallotment within the meaning of Section 4(3)I of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Premium/Discount Information
When available, information regarding how often the shares of the Fund traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund will be available at www.yorkvilleamerica.com.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations as of the date hereof, no financial highlights are available. In the future, financial highlights will be presented in this section of the Prospectus.

FOR MORE INFORMATION

You will find more information about the Fund in the following documents:

Statement of Additional Information: For more information about the Fund, you may wish to refer to the Fund’s SAI dated August 28, 2026, which is on file with the SEC and incorporated by reference into this prospectus.

Annual/Semi-Annual Reports: Additional information about the Fund's investments, once available, will be available in the Fund's annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.  In Form N-CSR, you will find the Fund's annual and semi-annual financial statements.

You can obtain a free copy of the SAI, annual and semi-annual reports, and other information, such as the Fund's financial statements, by writing to the Fund, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, by calling the Fund toll free at (201) 985-8300, or by e-mail at: mail@ccofva.com. The Fund's annual and semi-annual reports, prospectus and SAI are all available for viewing/downloading at www.yorkvilleamerica.com. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Copies of these documents and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(Investment Company Act File No. 811-08255)